UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 23, 2015, CDW Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. as the representative of the several underwriters listed on Schedule 1 thereto (the “Underwriters”) and the selling stockholders listed on Schedule 2 thereto (the “Selling Stockholders”) with respect to an underwritten offering of 8,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $44.05 per share, to be sold by the Selling Stockholders. Under the terms of the Underwriting Agreement, the Selling Stockholders granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,200,000 shares of Common Stock (the “Option Shares”) from them. The closing of the offering and delivery of the Shares took place on November 30, 2015. The Company will not receive any proceeds from the sale of the Shares.

The offering is being made pursuant to (i) an effective Registration Statement on Form S-3ASR (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2014 (File No. 333-199425), including a related base prospectus dated October 16, 2014, and (ii) a related prospectus supplement dated November 23, 2015 and filed with the SEC on November 25, 2015 pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

Following the completion of the offering, the Company repurchased from the Underwriters 1,000,000 shares of its Common Stock that were sold by the Selling Stockholders in the offering at a price per share equal to the price paid by the Underwriters to the Selling Stockholders in the offering. The repurchase was funded from cash on hand and borrowings under the Company’s secured asset-based revolving credit facility.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 23, 2015, by and among the Company, the Selling Stockholders and Barclays Capital Inc., as representative of the Underwriters.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: November 30, 2015	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 23, 2015, by and among the Company, the Selling Stockholders and Barclays Capital Inc., as representative of the Underwriters.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).